SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]

        Pre-Effective Amendment No.                              [ ]
                                     -----
        Post-Effective Amendment No.  6                          [X]
                                     -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]

        Amendment No.  7                                         [X]
                      ----

           The James Advantage Funds - File Nos. 33-37277 and 811-8411
           -----------------------------------------------------------
                  1349 Fairground Road, Beavercreek, Ohio 45385
                  ---------------------------------------------
                     (Address of Principal Executive Office)

        Registrant's Telephone Number, including Area Code: (937)426-7640
                                                            -------------
                  Barry R. James, P.O. Box 8, Alpha, Ohio 45301
                  ---------------------------------------------
                     (Name and Address of Agent for Service)

                                  With copy to:
             Donald S. Mendelsohn, Esq., Brown, Cummins & Brown LPA
            3500 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on November 1, 2001 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 JAMES ADVANTAGE
                                      FUNDS

                                   Advised by
                         James Investment Research, Inc.


                                November 1, 2001
                                   Prospectus


                             THE GOLDEN RAINBOW FUND
                            THE JAMES SMALL CAP FUND
                          THE JAMES LARGE CAP PLUS FUND
                          THE JAMES MARKET NEUTRAL FUND


These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                Prospectus
                                                                November 1, 2001


                             THE GOLDEN RAINBOW FUND
                            THE JAMES SMALL CAP FUND
                          THE JAMES LARGE CAP PLUS FUND
                          THE JAMES MARKET NEUTRAL FUND

                                   P.O. Box 8
                                Alpha, Ohio 45301

               For Information, Shareholder Services and Requests:
                                 (800) 99 JAMES
                                 (800) 995-2637
                             jamesfunds@jir-inc.com
                             ----------------------
                               WWW.JAMESFUNDS.COM

     The James Advantage Funds (the "Trust") currently offers four series of shares to investors: The Golden Rainbow Fund, The James Small Cap Fund, The James Large Cap Plus Fund and The James Market Neutral Fund. The investment adviser to each series of the Trust is James Investment Research, Inc. (the "Adviser").

     THE GOLDEN RAINBOW FUND seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.

     THE JAMES SMALL CAP FUND seeks to provide long-term capital appreciation.

     THE  JAMES  LARGE  CAP  PLUS  FUND  seeks  to  provide   long-term  capital
appreciation  and  outperform  the  Standard  & Poor's  500 Index  (the "S&P 500
Index").

     THE JAMES MARKET NEUTRAL FUND seeks to provide positive returns regardless of the direction of the stock markets.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY........................................................... 2
EXPENSE INFORMATION............................................................9
HISTORICAL PERFORMANCE OF THE ADVISER'S LARGE CAPITALIZATION
  PRIVATE ACCOUNTS............................................................12
MANAGEMENT OF THE FUNDS.......................................................13
HOW TO PURCHASE SHARES........................................................14
FREE REPURCHASE, SYSTEMATIC WITHDRAWAL, DIRECT DEPOSITS
  AND EXCHANGE PRIVILEGE......................................................19
HOW TO REDEEM SHARES..........................................................20
DIVIDENDS AND DISTRIBUTIONS...................................................21
TAXES.........................................................................22
DISTRIBUTION PLANS............................................................23
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................23
FINANCIAL HIGHLIGHTS..........................................................24

RISK/RETURN SUMMARY

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

     THE GOLDEN RAINBOW FUND seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.

     THE JAMES SMALL CAP FUND seeks to provide long-term capital appreciation.

     THE  JAMES  LARGE  CAP  PLUS  FUND  seeks  to  provide   long-term  capital
appreciation and outperform the S&P 500 Index.

     THE JAMES MARKET NEUTRAL FUND seeks to provide positive returns regardless of the direction of the stock markets.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


     The Adviser does much of its own research using quantitative databases and statistical expertise. It uses a number of elements to help predict future stock and bond price movements. The Adviser uses a proprietary investment model to select stocks for the Funds that it believes are undervalued and more likely to appreciate. The Adviser focuses on value, neglect or stocks which are underrepresented by institutional investors, as well as on management commitment. The Adviser also assesses a number of fundamental factors such as earnings, earnings trend, price earnings multiples, return on assets, and balance sheet data as well as other proprietary calculations. The model evaluates over 8,000 companies of all capitalization ranges. For the Small Cap Fund, the Adviser refines the model by using a small cap screen and evaluates thousands of small capitalization companies. For the Large Cap Plus Fund, the Adviser uses a modified version of the model designed for large capitalization stocks.


     For temporary defensive purposes, under adverse market conditions, each Fund may hold all or a substantial portion of its assets in a combination of short-term U.S. Government or high quality money market instruments, repurchase agreements collateralized by such securities, money market funds or other cash equivalents. If a Fund acquires shares of another mutual fund, including a money market fund, you will be subject to additional management fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When and to the extent a Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective.

     THE GOLDEN RAINBOW FUND invests primarily in common stocks and/or debt securities that the Adviser believes are undervalued. The Fund will normally hold both common stocks and debt securities, generally with 40%-60% invested in common stocks and 40%-60% invested in debt securities. Up to 40%-60% of the Fund's common stock investments will normally be in small capitalization stocks. The Fund may invest up to 90% of its assets in either common stocks or debt securities. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (3 to 5 years).

     The Adviser expects that the fixed income portion of the Fund's portfolio will consist primarily of U.S. government securities or high-grade corporate bonds. When the Adviser believes that interest rates will fall, it may extend maturities in anticipation of capital appreciation in the bonds. If the Adviser believes that interest rates may rise, it expects to seek capital preservation through the purchase of shorter term bonds. The Fund may invest in debt securities of any maturity, consistent with the Fund's anticipated needs for liquidity. The Fund will limit its holdings of debt securities to issues rated, at the time of purchase, "A" or better by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or if unrated, which are determined by the Adviser to be of equivalent quality.


     THE JAMES SMALL CAP FUND invests primarily in common stocks of small capitalization companies, defined by the Adviser as those companies with market capitalizations of $1.5 billion or less at the time of purchase. The Adviser will normally sell a security when the market capitalization exceeds $2 billion. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of small capitalization companies, as defined above.

     THE JAMES LARGE CAP PLUS FUND normally will be fully invested (subject to liquidity needs) in common stocks the Adviser deems most likely to outperform the S&P 500 Index (the "S&P 500"). The name "Large Cap Plus Fund" is intended to suggest that the Fund seeks performance which exceeds that of the S&P 500 through its selection of common stocks of large capitalization companies. Normally, at least 80% of the Fund's net assets will be invested in common stocks of large capitalization companies, defined by the Adviser as those companies with market capitalizations of $2 billion or more at the time of purchase. The Fund generally buys stocks in the S&P 500 and will typically hold 25-30 stocks.

     Generally, stocks in the Fund are similar in market capitalization to those that can be found in the S&P 500. The Adviser does not intend to weight the Fund's portfolio by market capitalization or any other method. It would not be reasonable, therefore, to expect a stock position in the Fund to have the same weighting, or relative weighting, as it does in the S&P 500. The Fund is not an S&P 500 index fund.

     While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors may be over weighted compared to others because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be over weighted will vary at different points in the economic cycle.


     THE JAMES MARKET NEUTRAL FUND seeks to limit market risk (the effects of general market movements on the Fund's performance) by using a market neutral strategy. The Fund invests in common stocks that the Adviser believes are undervalued and more likely to appreciate, and sells short common stocks that the Adviser believes are overvalued and more likely to depreciate. There is no assurance that the Adviser will be able to limit market risk for the Fund.


     The term "selling short" means the Fund sells a stock that it does not own, borrows the same stock from a broker or other institution to complete the sale, and buys the same stock at a later date to repay the lender. When selling stock short, if the stock is overvalued, and the price declines before the Fund buys the stock, the Fund makes a profit. If the price of the stock increases before the Fund buys the stock, the Fund loses money.


     The Adviser attempts to control the risk inherent in short selling through several processes. One way is to decrease the relative weighting of each stock sold short while increasing the number of shorted stocks, thus reducing the impact each stock has on overall performance without reducing the market neutrality of the Fund. The Adviser also employs various proprietary procedures to eliminate stocks which have risen in price above a loss threshold. The Adviser will attempt to diversify the Fund among industries and market sectors, but this is a secondary consideration.

     The Fund will hold short positions in stocks which, in the aggregate, will approximately equal the long positions in the Fund. Due to the continuous changes in the prices of the short positions and long positions, the market value of the short positions and long positions will not be equal and can become unequal to a significant degree. For example, if the Fund is successful, it is likely that the long positions will increase in value while the short positions decrease in value, thus reducing the market neutrality of the Fund. It is the intention of the Adviser to take action to rebalance the long and short positions to maintain a market neutral exposure when the imbalance reaches proprietary thresholds, pre-established by the Adviser. This can be done by adding or eliminating short or long positions depending on the rebalancing needs.

     When selling securities short, the Fund will be required to maintain a segregated account with its custodian of cash or high-grade liquid assets equal to the market value of the securities sold, less any collateral deposited with its broker. It is the intention of the Adviser that the Fund NOT borrow money to provide this collateral. Therefore, the Fund will always maintain high levels of cash or liquid assets (e.g., U.S. Treasury bills, money market funds, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

     INVESTMENT RISKS COMMON TO ALL FUNDS

     MARKET RISK. The risk of losing money due to general market movements is called market risk. The return on and value of an investment in the Funds will fluctuate in response to stock market movements. Common stocks and other equity securities are subject to market risks, such as a rapid increase or decrease in a stock's value or liquidity, and the fluctuations due to a company's earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Funds.

     STOCK SELECTION RISK. The risk that the Adviser will fail to correctly identify overvalued and undervalued stocks is called stock selection risk. The success of the Funds' strategy is dependent on the Adviser's ability to correctly identify undervalued and overvalued stocks. If the Adviser is not successful, the Funds may experience losses regardless of the overall performance of the stock markets.

     An investment in the Funds is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

     THE GOLDEN RAINBOW FUND

     Investments in debt securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Debt securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate. To the extent that the Fund invests in small capitalization stocks, the Fund will be subject to the risks discussed in the next section, "The James Small Cap Fund."

     THE JAMES SMALL CAP FUND

     The Fund will be subject to the risks associated with investing in small capitalization companies. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. The Adviser seeks to reduce risk by selecting securities it believes to be undervalued relative to the market; however, the Fund's investments might be focused on one or more economic sectors, and some stocks may have liquidity concerns. The Fund will not invest more than 15% of its net assets in illiquid securities.

     THE JAMES LARGE CAP PLUS FUND

     NON-DIVERSIFICATION RISK. As a non-diversified fund, the Fund may invest greater than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.


     SECTOR RISK. The Fund may be, at various times, over weighted in one or more sectors of the economy. That is, the Fund may invest a significant percentage of its assets in the securities of a single sector. When the Fund is over weighted in a sector, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a fund that is not sector over weighted in a sector.

     THE JAMES MARKET NEUTRAL FUND

     STOCK SELECTION RISK. Although the Fund attempts to be market neutral, the success of the Fund's strategy is dependent on the Adviser's ability to correctly identify undervalued and overvalued stocks. If the Adviser is not successful, the Fund may experience losses regardless of the overall performance of the stock markets. In strong "bull" markets, when the prices of nearly all stocks are rising regardless of the underlying value of the companies, the Fund is expected to underperform the general markets because the Fund's short positions will likely lose money.


     SHORT SELLING RISK. The Market Neutral Fund engages in short selling activities that are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are more risky than long positions (purchases) in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price of the shorted stock. Therefore, in theory, stocks sold short have unlimited risk. You should be aware of the intrinsic risk involved in the Fund and be cognizant that any strategy which includes selling stocks short can result in significant losses.


     PORTFOLIO TURNOVER RISK. As the Adviser adjusts the composition of the portfolio to deal with the risk discussed above, the Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to higher current realization of capital gains and a potentially larger current tax liability.

PERFORMANCE SUMMARY

THE GOLDEN RAINBOW FUND


     The bar chart and performance table below show the variability of The Golden Rainbow Fund's returns, which is one indicator of the risks of investing in the Fund. The Golden Rainbow Fund is the successor to another mutual fund and a common trust fund managed by the Adviser, and the performance information includes the past performance of the predecessor mutual fund and the common trust fund. The bar chart shows changes in the Fund's returns from year to year for the last ten years as represented by the performance of Class A shares. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The table shows how the Fund's Class A shares average annual total returns over time compared to a broad-based securities market index. The Fund's performance in the past is not necessarily an indication of how the Fund will perform in the future.

[bar chart]

19.35%         9.87%         13.00%         -4.16%        22.69%        8.69%
1991*          1992          1993           1994          1995          1996

12.80%         12.79%        3.42%          4.58%
1997           1998          1999           2000

* The Adviser began managing a common trust fund, which fund was the predecessor of The Golden Rainbow Fund, in 1984. The assets of this common trust fund became a registered investment company in 1991. The Golden Rainbow Fund is the successor to this registered investment company. Note that prior to July 1, 1991, the performance is that of the common trust fund; from July 1, 1991 forward, the performance is that of a registered investment company. It should be noted that: (1) the quoted performance data includes performance for periods before the Securities Act registration statement became effective; (2) the common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act and restrictions of Sub-Chapter M of the Internal Revenue Code; (3) if the common trust fund had been registered under the 1940 Act and subject to Sub-Chapter M of the Internal Revenue Code during such periods, performance may have been adversely affected; and (4) the common trust fund performance was adjusted for expenses of 1.16% (the percentage of expenses estimated for The Golden Rainbow Fund in its original prospectus.)


During the period shown in the bar chart, the highest return for a quarter was 9.44% during the quarter ended December 31, 1998 and the lowest return for a quarter was -3.78% during the quarter ended March 31, 1994.

The Golden  Rainbow  Fund's  year-to-date  return as of  September  30, 2001 was
-1.00%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000

                                    One            Five          Ten
                                    Year           Years         Years*
                                    ----           -----         ------
The Golden Rainbow Fund**           2.49%          7.95%          9.83%
S&P 500 Index***                   -9.10%         18.33%         17.41%
Blended 25/25/50 Index****          1.91%         15.09%         11.84%

*    See the footnote above under the bar chart for The Golden Rainbow Fund.
**   These returns are net of the Fund's 2.00% sales load.
*** The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.
**** The Blended Index is comprised of a 25% weighting in the S&P 500 Index, a 25% weighting in the Russell 2000 Index (a widely recognized index of market activity based on the aggregate performance of small to mid-sized publicly traded common stocks) and a 50% weighting in the Lehman Brothers Intermediate Government/Corporate Bond Index (an unmanaged index generally representative of intermediate term bonds).


THE JAMES SMALL CAP FUND


     The bar chart and performance table below show the variability of The James Small Cap Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns for the last two calendar years as represented by the performance of Class A shares. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The table shows how the Fund's Class A shares average annual total returns over time compared to a broad-based securities market index. The Fund's performance in the past is not necessarily an indication of how the Fund will perform in the future.

[bar chart]

-10.43%        5.03%
1999           2000


During the period shown in the bar chart, the highest return for a quarter was 17.41% during the quarter ended June 30, 1999 and the lowest return for a quarter was -16.76% during the quarter ended September 30, 1999.


The James Small Cap Fund's year-to-date return as of September 30, 2001 was -8.65%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000

                                                   Since
                                     One           Inception
                                     Year          (October 2, 1998)
                                     ----          -----------------
The James Small Cap Fund*           -1.00%              0.14%
Russell 2000 Index**                 3.02%             16.95%

*    These returns are net of the Fund's 5.75% sales load.
** The Russell 2000 Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.


THE JAMES LARGE CAP PLUS FUND


     The bar chart and performance table below show The James Large Cap Plus Fund's return, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's return for its first calendar year of operation as represented by the performance of Class A shares. Sales loads are not reflected in the bar chart. If they were, the Fund's return would be less than that shown. The table shows how the Fund's Class A shares average annual total returns over time compared to a broad-based securities market index. The Fund's performance in the past is not necessarily an indication of how the Fund will perform in the future. [bar chart]

-24.88%
2000

During the period shown in the bar chart, the highest return for a quarter was 18.68% during the quarter ended March 31, 2000 and the lowest return for a quarter was -29.37% during the quarter ended December 31, 2000.

The James Large Cap Plus Fund's year-to-date return as of September 30, 2001 was -31.70%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000

                                                   Since
                                     One           Inception
                                     Year          (November 1, 1999)
                                     ----          ------------------
The James Large Cap Plus Fund*     -29.20%            -11.39%
S&P 500 Index**                    - 9.10%            - 1.53%

*    These returns are net of the Fund's 5.75% sales load.
** The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.


THE JAMES MARKET NEUTRAL FUND


     The bar chart and performance table below show the variability of The James Market Neutral Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns for the last two calendar years as represented by the performance of Class A shares. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The table shows how the Fund's Class A shares average annual total returns over time compared to a broad-based securities market index. The Fund's performance in the past is not necessarily an indication of how the Fund will perform in the future.

[bar chart]

-10.83%        16.32%
1999           2000

During the period shown in the bar chart, the highest return for a quarter was 6.54% during the quarter ended March 31, 2000 and the lowest return for a quarter was -3.94% during the quarter ended March 31, 1999.

The James Market Neutral Fund's year-to-date return as of September 30, 2001 was 1.8%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000

                                                   Since
                                     One           Inception
                                     Year          (October 2, 1998)
                                     ----          -----------------
The James Market Neutral Fund*       9.63%             -0.15%
90-Day Treasury Bill Index**         6.18%              5.36%

*    These returns are net of the Fund's 5.75% sales load.
**   The  90-Day   Treasury   Bill  Index  is  an  unmanaged   index   generally
     representative of the average yield of 90-day Treasury bills.


EXPENSE INFORMATION

SHAREHOLDER FEES (fees paid directly from your investment):

                             THE GOLDEN RAINBOW FUND

                                                Class A Shares     Class C Shares(a)    Class R Shares(a)
                                                --------------     --------------       --------------
Maximum Sales Load Imposed on Purchases              2.00%              None                  None
Maximum Deferred Sales Load Imposed
   on Purchases                                      None(b)            1.00%(c)              None

            THE JAMES SMALL CAP FUND, THE JAMES LARGE CAP PLUS FUND,
                          THE JAMES MARKET NEUTRAL FUND

                                                Class A Shares     Class C Shares(a)    Class R Shares(a)
                                                --------------     --------------       --------------
Maximum Sales Load Imposed on Purchases              5.75%              None                  None
Maximum Deferred Sales Load Imposed
   on Purchases                                      None(b)            1.00%(c)              None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets):


                             THE GOLDEN RAINBOW FUND

                                   Class A        Class C        Class R
                                   Shares         Shares(a)      Shares(a)
                                   ------         ---------      ---------
Management Fee                       0.74%          0.74%          0.74%
Distribution (12b-1) Fee             0.25%          0.85%(d)       0.00%
Other Expenses                       0.26%          0.75%          0.75%
                                    ------         ------         ------
Total Annual Fund Operating
  Expenses                           1.25%          2.34%          1.49%
                                    ======         ======         ======

                            THE JAMES SMALL CAP FUND

                                   Class A        Class C        Class R
                                   Shares         Shares(a)      Shares(a)
                                   ------         ---------      ---------
Management Fee                       1.20%          1.20%          1.20%
Distribution (12b-1) Fee             0.25%          0.85%(d)       0.00%
Other Expenses                       0.05%          0.05%          0.05%
                                    ------         ------         ------
Total Annual Fund Operating
   Expenses                          1.50%          2.10%          1.25%
                                    ======         ======         ======

                          THE JAMES LARGE CAP PLUS FUND

                                   Class A        Class C        Class R
                                   Shares         Shares(a)      Shares(a)
                                   ------         ---------      ---------
Management Fee                       1.19%          1.19%          1.19%
Distribution (12b-1) Fee             0.25%          0.85%(d)       0.00%
Other Expenses                       0.06%          0.06%          0.06%
                                    ------         ------         ------
Total Annual Fund Operating
  Expenses                           1.50%          2.10%          1.25%
                                    ======         ======         ======

                          THE JAMES MARKET NEUTRAL FUND

                                   Class A        Class C        Class R
                                   Shares         Shares(a)      Shares(a)
                                   ------         ---------      ---------
Management Fee                       1.66%          1.66%          1.66%
Distribution (12b-1) Fee             0.25%          0.85%(d)       0.00%
Other Expenses
  Dividend Expense on
   Securities Sold Short(e)          0.25%          0.25%          0.25%
  Remainder of Other Expenses        0.04%          0.04%          0.04%
                                    ------         ------         ------
  Total Other Expenses               0.29%          0.29%          0.29%
                                    ------         ------         ------
Total Annual Fund Operating
  Expenses                           2.20%          2.80%          1.95%
                                    ======         ======         ======


(a) As of the date of this Prospectus, these classes have not yet commenced operations.

(b) Purchases at net asset value of amounts totaling $1 million or more will be subject to a contingent deferred sales load of 1% if a redemption occurs within 18 months of purchase and a commission was paid to a participating unaffiliated dealer.

(c) This sales load applies if you redeem your shares within 1 year of purchase.
(d) Of this amount, 0.75% is an asset based sales charge and 0.10% is a service fee.
(e) When a cash dividend is declared on a stock in which the Fund has a short position, the Fund incurs an obligation to pay an amount equal to that dividend to the purchaser of the shorted stock. SEC regulations require that this payment be disclosed as an expense of the Fund.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Costs for 5 and 10 years are not provided for Class C and Class R shares because the public offering of these classes has not yet commenced as of the date of this prospectus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year    3 Years    5 Years    10 Years
                                     ------    -------    -------    --------
THE GOLDEN RAINBOW FUND
     Class A Shares                    $325       $589       $873      $1,681
     Class C Shares                     337        730
     Class R Shares                     152        471

THE JAMES SMALL CAP FUND
     Class A Shares                    $719     $1,022     $1,346      $2,263
     Class C Shares                     313        658
     Class R Shares                     127        397

THE JAMES LARGE CAP PLUS FUND
     Class A Shares                    $719     $1,022     $1,346      $2,263
     Class C Shares                     313        658
     Class R Shares                     127        397

THE JAMES MARKET NEUTRAL FUND
     Class A Shares                    $785     $1,224     $1,687      $2,963
     Class C Shares                     383        868
     Class R Shares                     198        612

HISTORICAL PERFORMANCE OF THE ADVISER'S LARGE CAPITALIZATION PRIVATE ACCOUNTS

     LARGE CAP PLUS STRATEGY. The Adviser has been managing larger capitalization stocks since its inception in 1972, and has done considerable modeling in this style. It began managing one account using its Large Cap Plus strategy on June 30, 1998. The performance below includes all accounts with an investment objective and investment policies and strategies substantially similar to those of The James Large Cap Plus Fund; there are no material differences between the investment objective, policies and strategies of these accounts and those of the Large Cap Plus Fund. The performance of the accounts is provided below to illustrate the past performance of the Adviser in managing the accounts, as compared with the S&P 500 Index.

     The Adviser provided the information used in making the performance calculations. The accounts' rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The accounts are valued at least quarterly, and periodic returns are geometrically linked. The performance is net of estimated management fees of 1.22%, which were the management fees estimated for the first year of the operation of The James Large Cap Plus Fund (the accounts were not charged a management fee), and all other expenses actually incurred by the accounts, including transaction costs and commissions. Results include the reinvestment of dividends and capital gains, but exclude the effect of applicable sales loads. If the effect of sales loads had been included, returns would have been lower.

     This method of calculating performance of the large cap plus accounts differs from the SEC's standardized methodology to calculate performance and results in a total return different from that derived from the standardized methodology. This method differs from the SEC's method because it does not reflect the effect of applicable sales loads.

                                                                   The James
                                   Large Cap Plus                  Large Cap
                                   Accounts1      S&P 500 Index2   Plus Fund3
                                   ---------      --------------   ----------


Year ended June 30, 2001            -45.44%          -14.82%        -47.17%
Year ended June 30, 2000             45.75%            7.27%            n/a
Year ended June 30, 1999             43.55%           22.58%            n/a
Since inception of accounts -
    June 30, 1998 through
    June 30, 2001                     4.66%4           3.86%4           n/a
Since inception of Fund -
    November 1, 1999
    through June 30, 2001               n/a           -5.11%4        -17.86%4

     1 On June 30, 1998, the Adviser began managing this style with one account totaling $329,582. As of June 30, 2001, the composite consisted of 8 accounts totaling approximately $3.38 million.
     2 The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Index reflects the total return of securities comprising the Index, including changes in market price as well as accrued income, which is presumed to be reinvested. Performance figures for the Index do not reflect deduction of transaction costs or expenses, including management fees.
     3    These returns are net of the Fund's 5.75% sales load.
     4    Annualized.


     The performance of the accounts managed by the Adviser does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed accounts are not subject to certain investment limitations or other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts. The results for different periods may vary.

MANAGEMENT OF THE FUNDS

     The Golden Rainbow Fund, the Small Cap Fund and the Market Neutral Fund are each a diversified, open-end mutual fund. The Large Cap Plus Fund is a non-diversified, open-end mutual fund. Each Fund is a series of The James Advantage Funds, an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services.

INVESTMENT ADVISER. The Funds retain James Investment Research, Inc. (the "Adviser"), P.O. Box 8, Alpha, Ohio 45301, to manage each Fund's investments. A committee of the Adviser makes the investment decisions for the Funds, and is primarily responsible for the day-to-day management of each Fund's portfolio. The Adviser was established in 1972 and provides advice to institutional as well as individual clients.


     For the fiscal year ended June 30, 2001, the Golden Rainbow Fund paid the Adviser a fee equal to 0.74% of its average daily net assets.

     For the fiscal year ended June 30, 2001, the Adviser received a fee of 1.20%, 1.19% and 1.66% of the average daily net assets of the Small Cap Fund, the Large Cap Plus Fund and the Market Neutral Fund, respectively. The Adviser is responsible for the payment of all operating expenses of the Small Cap Fund, the Large Cap Plus Fund and Market Neutral Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), 12b-1 expenses, fees and expenses of non-interested person Trustees and extraordinary expenses.


HOW TO PURCHASE SHARES


     Shares of each Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment in each Fund of $2,000 ($500 for qualified plans and Education IRAs, and $1 million for Class R shares). Shares of each Fund are offered continuously at a public offering price that is equal to net asset value ("NAV") per share next determined after a purchase order is received by the Fund plus any applicable sales load.


     INITIAL PURCHASE

     You may open an account and make an initial investment through securities dealers having a sales agreement with the Funds' distributor, IFS Fund
Distributors, Inc. (the "Distributor"). You may also make a direct initial investment by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check made payable to the appropriate Fund, to the P.O. Box listed below. If you prefer overnight delivery, use the overnight address listed below.

        U.S. MAIL:                         OVERNIGHT:
        The James Advantage Funds          The James Advantage Funds
        P.O. Box 5354                      221 East Fourth Street, Suite 300
        Cincinnati, Ohio  45201-5354       Cincinnati, Ohio  45202

     The sales load, at the election of the purchaser, may be imposed (1) at the time of purchase (Class A Shares) or (2) on a contingent deferred basis (Class C shares). The Class R shares are designed for institutional investors and are sold at NAV with no front-end sales load, no contingent deferred sales load and no Rule 12b-1 fees. When placing purchase orders, investors should specify the name of the Fund and whether the order is for Class A, Class C or Class R shares. All purchase orders that fail to specify a class will automatically be invested in Class A shares.

     CLASS A SHARES

Class A shares of each Fund are purchased at the public offering price. The public offering price is the next determined NAV per share plus a sales load as shown in the table below. Class A shares are subject to a continuing .25% annual distribution fee.

The following table illustrates the initial sales load breakpoints for the purchase of shares of The Golden Rainbow Fund:

================================================================================
                          Sales Load as of % of:
                           Public           Net
                          Offering         Amount     Dealer Reallowance as % of
Amount of Investment       Price          Invested     Public Offering Price
================================================================================
Less than $1,000,000       2.00%            2.04%               1.50%
$1,000,000 or more         None             None                None
================================================================================

The following table illustrates the initial sales load breakpoints for the purchase of shares of The James Small Cap Fund, The James Large Cap Plus Fund and The James Market Neutral Fund:


==========================================================================================
                                    Sales Load as of % of:
                                     Public           Net
                                    Offering         Amount     Dealer Reallowance as % of
Amount of Investment                 Price          Invested     Public Offering Price
==========================================================================================
Less than $50,000                    5.75%            6.10%               5.25%
$50,000 but less than $100,000       4.00%            4.18%               3.50%
$100,000 but less than $250,000      3.50%            3.65%               3.00%
$250,000 but less than $500,000      2.50%            2.61%               2.00%
$500,000 but less than $1,000,000    2.00%            2.04%               1.50%
$1,000,000 or more                   None             None                None
==========================================================================================


For initial purchases of Class A shares of the Funds of $1 million or more and subsequent purchases further increasing the size of the account, a dealer's commission of 1% of such purchases may be paid by the Distributor to participating unaffiliated dealers through whom such purchases are effected. A contingent deferred sales load is imposed upon redemptions of such Class A shares if the dealer's commission described above was paid by the Distributor and the shares are redeemed within 18 months from the date of purchase. The contingent deferred sales load paid to the Distributor will be 1% of the NAV at the time of purchase of the Class A shares being redeemed. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be so notified on the confirmation you receive for such purchase. Redemptions of such Class A shares of a Fund held for 18 months or more will not be subject to the contingent deferred sales load.

     CLASS C SHARES

     Class C shares are offered at NAV, without an initial sales load, subject to a maximum annual distribution fee of 1% (of which .75% is an asset based sales charge and .25% is a service fee). The current authorized distribution fee is .85%. Class C shares are subject to a contingent deferred sales load of 1% if redeemed within 1 year of the purchase date.

     CLASS R SHARES

     Class R shares are no-load and are not subject to distribution fees or service fees. Class R shares are available to those investing $1 million or more. Dividends and capital gains distributions on Class R shares may be reinvested as Class R shares.

     ADDITIONAL PURCHASES

     After an initial investment in a Fund, you may purchase additional shares of the Fund at any time either through a securities dealer or by sending a check payable to the applicable Fund to one of the addresses listed above. You may also purchase shares of a Fund by bank wire. Please telephone the Fund's transfer agent, Integrated Fund Services, Inc. (the "Transfer Agent") at 800-995-2637 for instructions. Your bank may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

     Each additional purchase request must contain the name of the account and the account number to permit proper crediting to the account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such a requirement. All additional purchases are made at NAV next determined after receipt of a purchase order by the Fund, plus any applicable sales load. If a broker-dealer received concessions for selling shares of a Fund to a current shareholder, such broker-dealer will receive the concessions with respect to additional investments by the shareholder.


     PROCESSING ORGANIZATIONS

     You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Funds have authorized certain processing organizations to receive purchase and sale orders on their behalf. Before investing in the Funds through a processing organization, you should read carefully any materials provided by the processing organization together with this prospectus.

     When shares are purchased this way, there may be various differences. The processing organization may:

o    Charge a fee for its services.
o    Act as the shareholder of record of the shares.
o    Set different minimum initial and additional investment requirements.
o    Impose other charges and restrictions.
o Designate intermediaries to accept purchase and sale orders on the Funds' behalf.

     The Trust considers a purchase or sale order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the respective Fund's NAV (or offering price) next computed after such order is received in proper form.

     Shares held through a processing organization may transferred into your name following procedures established by your processing organization and the Trust. Certain processing organizations may receive compensation from the Trust, the Adviser or their affiliates.


     GENERAL PURCHASE INFORMATION

     Shares of a Fund may be purchased, in amounts less than the minimum purchase amount, by officers, directors, trustees and employees of the Trust, the Adviser or the Distributor, and any such person's spouse, children, and trustees or custodians of any qualified pension or profit sharing plan or IRA established for the benefit of such person. Such persons should request instructions on how to invest or redeem from the Distributor.

     Under certain circumstances, the Distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of a Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.


     You may purchase Class A shares without a sales load at NAV if you are within the following specified categories of investors: officers, service providers and current and former trustees of the Trust; full-time and retired employees of the Adviser and subsidiaries thereof, or their immediate family members; persons who, for at least 90 days, have been an officer, director or employee of any authorized dealer with a sales agreement with the Trust, or their immediate family members; officers and directors of banks, bank holding companies or other financial institutions that make Fund shares available directly or through subsidiaries or bank affiliates; bank or broker-affiliated trust departments; and clients of investment advisers, financial planners or other financial intermediaries, including processing organizations that have made appropriate arrangements with the Trust. The investment adviser, financial planner or other financial intermediary must notify the Transfer Agent that an investment qualifies as a purchase at NAV. In addition, the Adviser and the Adviser's Pension and Profit Sharing Plan may purchase shares at NAV.


     If you are eligible to purchase either Class R shares or Class A shares at NAV, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual distribution fee to compensate the Distributor for distribution costs associated with each Fund and to an annual service fee to compensate authorized dealers for providing you with ongoing account services. Class R shares are not subject to a distribution or service fee and, consequently, holders of Class R shares may not receive the same types or levels of services from authorized dealers. In deciding between Class A shares and Class R shares, you should weigh the benefits of the services to be provided by authorized dealers against the annual service fee imposed upon the Class A shares.


     Shares of each Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m., Eastern time, on any business day and transmitted to the Distributor by 5:00 p.m., Eastern time, that day are confirmed at that day's public offering price. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Distributor by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the close of the regular session of trading on the NYSE are confirmed at that day's public offering price. Direct investments received after the close of the regular session of trading on the NYSE and orders received from dealers after 5:00 p.m.. Eastern time, are confirmed at the public offering price next determined on the following business day. Any change in price due to the failure of the Trust to receive an order prior to the close of the NYSE must be settled between the investor and the dealer placing the order.


     RIGHT OF ACCUMULATION AND LETTER OF INTENT (CLASS A SHARES ONLY)

     You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Fund in The James Advantage Funds with the amount of your current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

     AUTOMATIC INVESTMENT PLAN


     The Funds offer current shareholders who receive a quarterly statement from the Distributor the convenience of automatic monthly investing. On the 15th (or the business day after the 15th if it falls on a weekend or holiday) and/or the 25th (or the business day after the 25th if it falls on a weekend or a holiday), the amount you specify will be transferred from your bank to the designated Fund. To initiate the automatic investment plan, complete the application form and attach a voided check.


     Each Fund pays the cost associated with these transfers, but reserves the right, upon 90 days' written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Shareholders can change the amount or discontinue their participation in the plan by written notice to the Transfer Agent 30 days prior to the transfer date. Because a sales load is applied on new shares purchased, it would be disadvantageous to purchase shares while also making withdrawals.

FREE REPURCHASE, SYSTEMATIC WITHDRAWAL, DIRECT DEPOSITS AND EXCHANGE PRIVILEGE

     FREE REPURCHASE


     If you have redeemed shares, you may repurchase shares at NAV without incurring the applicable sales load. Such a purchase must be in an amount between the stated minimum investment of such Fund and the amount of the proceeds of redemption within 1 year of the redemption. You may exercise this feature only twice per calendar year, and must identify your purchase in writing as a free repurchase without applicable sales load. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules.


     SYSTEMATIC WITHDRAWAL PLAN

     If your account has a value greater than $10,000, you may establish a Systematic Withdrawal Plan ("SWP") and receive monthly or quarterly checks for $100 or more as you specify. To establish a SWP, all distributions must be in the form of shares. Such payments are drawn from the proceeds of the redemption shares held in your account. To the extent that SWP redemptions exceed dividend income reinvested in the account, such redemptions will reduce, and may ultimately exhaust, the number of shares in the account. Maintaining a SWP concurrently with an investment program would be disadvantageous because of the sales loads included in share purchases. You should not, therefore, have a SWP in effect at the same time you are making recurring purchases of Fund shares. You may withdraw from the program, change the payee or change the dollar amount of each payment, by providing written instructions to the Transfer Agent. The Transfer Agent may charge your account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but could be instituted by the Transfer Agent on 60 days' notice in writing to you. The Funds reserve the right to amend or terminate the SWP on 30 days' notice.

     DIRECT DEPOSITS

     You can have dividends or SWP redemption proceeds deposited electronically into a bank account. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, your bank must be a member of Automated Clearing House. In addition, you must (1) fill out the appropriate section(s) of the application attached to this Prospectus and (2) include with the completed application a voided check from the bank account into which funds are to be deposited. Once the Transfer Agent has received the application and the voided check, your dividends and redemptions will be credited to the designated bank account. You may terminate a direct deposit program at any time by written notice to the Transfer Agent.

     EXCHANGE PRIVILEGE

     Shares of a Fund may be exchanged for shares of the same class of any other Fund. Shares of a Fund may also be exchanged for shares of the James Money Market Account. A sales load may be imposed (if applicable) equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

     You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail or by visiting the Transfer Agent's offices at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. An exchange will be effected at the next determined NAV (or offering price if a sales load is applicable) after receipt of a request by the Transfer Agent.

     Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain more information about exchanges.

HOW TO REDEEM SHARES

     You may redeem shares of a Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and the account number. The request must be signed exactly as your name appears on the Trust's account records. Upon receipt by a Fund of a proper redemption request, the Fund will redeem shares at their next determined NAV. Neither the Distributor nor the Funds charge a fee or a commission for redemption, except that the Funds may charge a fee for wiring redemption proceeds and Class C shares may be subject to a contingent deferred sales load.

     You may also redeem shares by placing a wire redemption request through a securities broker or dealer. You will receive the NAV per share next determined after the Transfer Agent receives the wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.


     The Funds' Custodian may charge up to a $15 processing fee for wire redemptions. This fee may be changed upon 30 days' written notice. All charges will be deducted from your account by redemption of shares in the account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Payment is normally made within 3 business days after receipt of a proper redemption request, provided that payment in redemption of shares purchased by check will be effected only after the check has cleared, which may take up to 15 calendar days from the purchase date. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.

     Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to you. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. The procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

     SIGNATURE GUARANTEE


     The Transfer Agent will require a signature guarantee if the shares to be redeemed have a value of $25,000 or more, if the address where the redemption is to be mailed is other than the address of record or if the name(s) or address on the account has been changed within 30 days. A signature guarantee may be executed by any eligible guarantor. Eligible guarantors include member firms of a domestic stock exchange, commercial banks, trust companies, savings associations and credit unions as defined by the Federal Deposit Insurance Act. You should verify with the institution that they are an eligible guarantor prior to signing.


     ADDITIONAL INFORMATION

     Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in a Fund to the minimum amount within the 30 day period. Each share of each Fund is subject to redemption at any time if the Board of Trustees determines, in its sole discretion, that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Funds.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

     Income dividends and capital gain distributions are automatically reinvested in additional shares at the NAV per share on the distribution date. You may elect to receive a cash payment of dividends and/or capital gain distributions in the application to purchase shares or by separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within 5 business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

     Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     For federal income tax purposes, dividends paid by each Fund from ordinary income are taxable to you as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short-term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of the holding period of the shareholder. Due to the nature of the investment strategies used, the distributions of the Small Cap Fund, the Large Cap Plus Fund and the Market Neutral Fund are generally expected to consist primarily of net capital gains; however the nature of each Fund's distributions could vary in any given year.

     Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You are urged to consult your own tax adviser regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.


     On the application or other appropriate form, the Funds will request your certified taxpayer identification number (social security number for individuals) and a certification that you are not subject to backup withholding. Unless you provide this information, the applicable Fund will be required to withhold and remit to the U.S. Treasury 30.5% of the dividends, distributions and redemption proceeds payable to you. This withholding will be reduced to 30% on January 1, 2002 for amounts paid in the year ending 2002. You should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the applicable Fund may make a corresponding charge against the account.

DISTRIBUTION PLANS


     Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares (collectively, the "Plans") which permits the Fund to pay for certain distribution expenses related to marketing its shares. Such expenses may include certain fees to broker-dealers of record for shareholders of the Fund, but such fees will not, when aggregated with other expenses incurred in accordance with the Plan, exceed the maximum 12b-1 fee set forth in this Prospectus. A Fund's distribution expenses include, but are not limited to, the following:

o    the costs of advertising the Fund or the Adviser's mutual fund activities;
o compensation paid to underwriters, dealers, brokers, banks and other selling entities, and sales and marketing personnel of any of them, for sales of shares of the Fund;
o compensation paid to underwriters, dealers, brokers, banks and other servicing entities (including the Adviser), and servicing personnel of any of them, for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts;
o the costs of production and dissemination of prospectuses and statements of additional information of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and
o ordinary or capital expense, such as equipment, rent, fixtures, salaries, reporting and recordkeeping and third party consultancy or similar expenses relating to distribution of the Fund.


Pursuant to the Plan, each Fund, through authorized officers, may make similar payments for marketing services and shareholder services to non-broker-dealers who enter into service agreements with the Fund.


     The maximum amount payable by The Golden Rainbow Fund under the Plan and related agreements for Class A shares is .40% of average daily net assets for the year. The maximum amount payable by The Small Cap Fund, The Large Cap Plus Fund and The Market Neutral Fund for Class A shares is .25% of average daily net assets for the year. In the case of broker-dealers and others, such as banks, who have selling or service agreements with the Distributor or a Fund, the maximum amount payable to any recipient is .20%, on an annualized basis, of the portion of daily net assets represented by such person's customers. The maximum amount payable by each Fund for Class C shares is 1.00% of its average daily net assets for the year (of which .75% is an asset-based sales charge and .25% is a service fee). The Board of Trustees have currently authorized a .75% asset-based sales charge and a .10% service fee for Class C shares. The Board of Trustees may reduce these amounts at any time. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

     The NAV per share of a Fund is calculated by dividing the total value of the Fund's investments and other assets (including cash and accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. The public offering price (NAV plus applicable sales load) of Class A shares and the share price of Class C and Class R shares is determined as of the close of the NYSE (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business, and on any other day on which there is sufficient trading in a Fund's securities to materially affect the NAV. Generally, the NYSE is closed and the share price of each Fund is not calculated on Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV per share of each Fund will fluctuate.

     Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and when the Adviser determines that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when market quotations are not readily available. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

FINANCIAL HIGHLIGHTS

     On June 26, 1998, The Golden Rainbow Fund acquired the assets and liabilities of The Golden Rainbow A James Advised Mutual Fund (the "Predecessor Fund") in a tax free reorganization. As a result of this reorganization, The Golden Rainbow Fund assumed the financial history of the Predecessor Fund. The Golden Rainbow Fund had no operating history prior to the reorganization.

     The financial highlights tables are intended to help you understand The Golden Rainbow Fund's financial performance for the past 5 years and the performance of The James Small Cap Fund, The James Large Cap Plus Fund, and The James Market Neutral Fund since their inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information was audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

THE GOLDEN RAINBOW FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                                       Per Share Data for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended June 30,
                                                        --------------------------------------------------------------------------
                                                           2001            2000            1999            1998            1997
                                                        --------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    16.54      $    17.28      $    18.96      $    19.31      $    17.56
                                                        ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations
   Net investment income ...........................          0.40            0.50            0.49            0.65            0.66
   Net realized and unrealized
      gains (losses) on investments ................         (0.08)           0.31            0.91            1.08            2.16
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          0.32            0.81            1.40            1.73            2.82
                                                        ----------      ----------      ----------      ----------      ----------

Less distributions:
   From net investment income ......................         (0.40)          (0.50)          (0.49)          (0.65)          (0.68)
   From net realized gains on investments ..........         (2.12)          (1.05)          (2.59)          (1.43)          (0.39)
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (2.52)          (1.55)          (3.08)          (2.08)          (1.07)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    14.34      $    16.54      $    17.28      $    18.96      $    19.31
                                                        ==========      ==========      ==========      ==========      ==========

Total return(A) ....................................         2.33%           4.98%           7.97%           9.47%          16.55%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   65,902      $   82,754      $  107,802      $  132,094      $  157,183
                                                        ==========      ==========      ==========      ==========      ==========

RATIOS/SUPPLEMENTAL DATA:

Ratio of net expenses to average net assets(B) .....         1.25%           1.07%           1.00%           1.08%           1.09%

Ratio of net investment income to average net assets         2.61%           2.86%           2.71%           3.29%           3.63%

Portfolio turnover rate ............................           57%             82%             38%             54%             56%

(A)  Total returns exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.22%, 1.19%, 1.23% and 1.24% for the years ended June 30, 2000, 1999, 1998 and 1997, respectively.

THE JAMES SMALL CAP FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================
                                             Per Share Data for a Share Outstanding Throughout Each Period
----------------------------------------------------------------------------------------------------------
                                                                   Year            Year          Period
                                                                  Ended           Ended           Ended
                                                                 June 30,        June 30,        June 30,
                                                                   2001            2000           1999(A)
----------------------------------------------------------------------------------------------------------
Net asset value at  beginning of period ....................    $    10.61      $    11.87      $    10.00
                                                                ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment loss .....................................         (0.04)          (0.05)          (0.00)
   Net realized and unrealized gains (losses) on investments          0.46           (1.21)           1.87
                                                                ----------      ----------      ----------
Total from investment operations ...........................          0.42           (1.26)           1.87
                                                                ----------      ----------      ----------

Less distributions:
   Return of capital .......................................            --              --           (0.00)
                                                                ----------      ----------      ----------

Net asset value at end of period ...........................    $    11.03      $    10.61      $    11.87
                                                                ==========      ==========      ==========

Total return(B) ............................................         3.96%         (10.61%)         18.74%(C)
                                                                ==========      ==========      ==========

Net assets at end of period (000's) ........................    $    7,066      $    5,251      $    6,564
                                                                ==========      ==========      ==========

RATIOS/SUPPLEMENTAL DATA:

Ratio of net expenses to average net assets ................         1.50%           1.50%           1.49%(D)

Ratio of net investment loss to average net assets .........        (0.45%)         (0.48%)         (0.11%)(D)

Portfolio turnover rate ....................................           75%            101%             42%(D)

(A) Represents the period from the initial public offering of shares (October 2, 1998) through June 30, 1999.

(B)  Total returns exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

THE JAMES MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================
                                             Per Share Data for a Share Outstanding Throughout Each Period
----------------------------------------------------------------------------------------------------------
                                                                   Year            Year          Period
                                                                  Ended           Ended           Ended
                                                                 June 30,        June 30,        June 30,
                                                                   2001            2000           1999(A)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................    $     9.71      $     9.30      $    10.00
                                                                ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ...................................          0.24            0.23            0.13
   Net realized and unrealized gains (losses) on investments          0.41            0.41           (0.70)
                                                                ----------      ----------      ----------
Total from investment operations ...........................          0.65            0.64           (0.57)
                                                                ----------      ----------      ----------

Less distributions:
   From net investment income ..............................         (0.24)          (0.23)          (0.13)
                                                                ----------      ----------      ----------

Net asset value at end of period ...........................    $    10.12      $     9.71      $     9.30
                                                                ==========      ==========      ==========

Total return(B) ............................................         6.76%           7.02%          (5.74%)(C)
                                                                ==========      ==========      ==========

Net assets at end of period (000's) ........................    $    9,651      $    6,684      $    8,284
                                                                ==========      ==========      ==========

RATIOS/SUPPLEMENTAL DATA:

Ratio of net expenses to average net assets, excluding
   dividends on securities sold short ......................         1.95%           1.95%           1.94%(D)
Expenses from dividends on securities sold short ...........         0.25%           0.53%           0.36%(D)
                                                                ----------      ----------      ----------
Ratio of net expenses to average net assets ................         2.20%           2.48%           2.30%(D)
                                                                ----------      ----------      ----------

Ratio of net investment income to average net assets .......         2.47%           2.47%           2.31%(D)

Portfolio turnover rate ....................................          104%             90%             54%(D)

(A) Represents the period from the initial public offering of shares (October 2, 1998) through June 30, 1999.

(B)  Total returns exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

THE JAMES LARGE CAP PLUS FUND
FINANCIAL HIGHLIGHTS
================================================================================
                   Per Share Data for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
                                                       Year        Period
                                                      Ended         Ended
                                                     June 30,      June 30,
                                                       2001         2000(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ...........  $    13.65    $    10.00
                                                    ----------    ----------

Income (loss) from investment operations:
   Net investment loss ...........................       (0.07)        (0.06)
   Net realized and unrealized gains
      (losses) on investments ....................       (5.93)         3.71
                                                    ----------    ----------
Total from investment operations .................       (6.00)         3.65
                                                    ----------    ----------

Net asset value at end of period .................  $     7.65    $    13.65
                                                    ==========    ==========

Total return(B) ..................................     (43.96%)       36.50%(C)
                                                    ==========    ==========

Net assets at end of period (000's) ..............  $    4,504    $    6,279
                                                    ==========    ==========

RATIOS/SUPPLEMENTAL DATA:

Ratio of net expenses to average net assets ......       1.50%         1.49%(D)

Ratio of net investment loss to average net assets      (0.67%)       (0.99%)(D)

Portfolio turnover rate ..........................        131%           95%(D)

(A) Represents the period from the initial public offering of shares (November 1, 1999) through June 30, 2000.

(B)  Total returns exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

INVESTMENT ADVISER                       TRANSFER AGENT
James Investment Research, Inc.          Integrated Fund Services, Inc.
P.O. Box 8                               221 East Fourth Street, Suite 300
Alpha, Ohio 45301                        Cincinnati, Ohio 45202

CUSTODIAN                                INDEPENDENT AUDITORS
Firstar Bank, N.A.                       Deloitte & Touche LLP
425 Walnut Street                        1700 Courthouse Plaza, NE
Cincinnati, Ohio 45202                   Dayton, Ohio 45402

LEGAL COUNSEL                            DISTRIBUTOR
Brown, Cummins & Brown, L.P.A.           IFS Fund Distributors, Inc.
3500 Carew Tower, 441 Vine Street        221 East Fourth Street, Suite 300
Cincinnati,  Ohio 45202                  Cincinnati, Ohio 45202

     Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

     To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquires about the Funds, please call 1-800-99 JAMES (1-800-995-2637).

     Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1- 202-942-8090. Reports and other information about the Funds are available on the Commission's Internet site at http:/www.sec.gov. Copies of information on the Commission's Internet site may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549- 0102.

File No. 811-8411

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE GOLDEN RAINBOW FUND


                                November 1, 2001


                                   A Series of
                            The James Advantage Funds
                             221 East Fourth Street
                             Cincinnati, Ohio 45202
                                 1-800-995-2637


                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUST......................................................1
DEFINITIONS,  POLICIES AND RISK CONSIDERATIONS................................1
INVESTMENT LIMITATIONS........................................................14
TRUSTEES AND OFFICERS.........................................................16
INVESTMENT ADVISER............................................................17
TRANSFER AGENT AND DISTRIBUTOR................................................19
OTHER SERVICES................................................................19
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................19
SHARES OF THE FUND............................................................21
DETERMINATION OF SHARE PRICE..................................................23
ADDITIONAL TAX INFORMATION....................................................23
DISTRIBUTION PLANS............................................................24
PERFORMANCE INFORMATION.......................................................25
FINANCIAL STATEMENTS..........................................................27

     This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Golden Rainbow Fund dated November 1, 2001. A Prospectus can be obtained by writing the Transfer Agent at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling 888-99 JAMES (888-995-2637).

                            DESCRIPTION OF THE TRUST


     The Golden Rainbow Fund (the "Fund") was organized as a series of The James Advantage Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 29, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. James Investment Research, Inc. serves as the Fund's investment adviser (the "Adviser").


     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.

     Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Purchase Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Calculation of Share Price and Public Offering Price" in the Fund's Prospectus.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.

     A.   Equity Securities.

     The Fund may invest in common stock, in addition to which, the Fund may invest in preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's").

     B.   U.S. Government Obligations.

     The Fund may invest in U.S. Government obligations. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.

     C.   Repurchase Agreements.


     The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government ("U.S. Government obligations"). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

     D.   Illiquid Securities.

     The Fund may normally invest up to 5% of its assets (valued at the purchase date) in illiquid securities. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under the Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

     E.   Loans of Securities.

     The Fund may make short and long term loans of its portfolio securities in order to realize additional income. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in responses to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily market-to-market basis in an amount at least equal to the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Adviser determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

     F.   Borrowing and Leverage; Reverse Repurchase Agreements.

     The Fund may borrow from banks, from time to time on a temporary basis, up to 5% of its net assets, and the Fund may pledge assets in connection with such borrowings. The Fund also may engage in reverse repurchase agreements in which the Fund sells a security to another party, such as a bank, broker-dealer or other financial institution, and simultaneously agrees to buy it back later at a higher price. While a reverse repurchase agreement is outstanding, the Fund generally will direct its custodian to segregate cash and appropriate liquid assets to cover its obligations under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. The Fund aggregates reverse repurchase agreements with its bank borrowings for purposes of limiting borrowings to 5% of its net assets.

     If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Fund's objective would be to pursue investment opportunities with returns that exceed the cost of the borrowings. This leverage may exaggerate changes in the Fund's share value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

     G.   Foreign Securities

     While not a principal investment strategy, the Fund may invest, without limitation, in foreign securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies) and American depository receipts ("ADR's"). ADRs are certificates of ownership issued by a U.S. bank as a convenience to investors in lieu of the underlying shares which its holds in custody.

     There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     H.   When-Issued Securities and Forward Commitments.

     The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund's Custodian, cash or U.S. Government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

     I.   Portfolio Turnover

     The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund may, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. The Fund's portfolio turnover rate is not expected to exceed 100%.

     J.   Hedging Transactions.

     The Fund may utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to manage the effective maturity or duration of fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the Fund's assets will be committed to Hedging Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Hedging Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions would result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the appreciation of the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For example, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

     With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. While this type of arrangement allows the Fund greater flexibility to tailor an option to its need, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase  and sell put options on  securities  including  U.S.
Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

     The Fund may enter into financial futures contracts, or purchase or sell put and call options on such futures, as a hedge against anticipated interest rate, currency or equity market changes, for duration management, and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss of an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currency convertible into such currency other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering to a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risk that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its competent transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Hedging Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS

     The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Hedging Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United
States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its Custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restriction, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the Custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract that obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high-grade assets equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC-guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlement with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), that is, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities except as described in the Prospectus and Statement of Additional Information. This limitation does not preclude the Fund from acquiring commodities as a result of ownership of securities or other investments; from entering into options, futures, currency, swap, cap, floor, collar or similar transactions; from investing in securities or other instruments backed by commodities; or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8. DIVERSIFICATION. The Fund will comply with the standards for diversification as required by the then-current Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder and interpretations of the Securities and Exchange Commission or its staff.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     With respect to the Fund's diversification, the current standards require that the Fund may not purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" above).

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     5.   SHORT SALES. The Fund will not effect short sales of securities.

     6. ILLIQUID SECURITIES. The Fund will not invest more than 5% of its assets in securities that are restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities that cannot be disposed of within seven days in the ordinary course of business without taking a reduced price.

TRUSTEES AND OFFICERS


     The Board of Trustees has overall responsibility for management of the Fund under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Fund, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended June 30, 2001.

                                                                                         Compensation
Name, Age, Position                      Principal Occupation                            From
And Address                              During Past 5 Years                             The Trust
-----------                              -------------------                             ---------
Barry R. James, CFA * (44)               Executive Vice President, James Investment      $0
President and Trustee of the Trust       Research, Inc. (1985 to Present).
P.O. Box 8
Alpha, Ohio  45301

Thomas L. Mangan (51)                    Vice president, James Investment Research,      $0
Vice President, Treasurer and            Inc. (1994 to Present).
Secretary of the Trust;
P.O. Box 8
Alpha, Ohio  45301

                                       16

Anthony P. D'Angelo, Ph.D. (71)          Professor,  Graduate School of Logistics and    $4,200
Trustee                                  Acquisition Management, Air Force Institute
Dept. of the Air Force, Building 641     of  Technology,  Wright-Patterson  AFB, Ohio
2950 P Street                            (1983 to present).
Wright-Patterson AFB Ohio 45433

Hazel L. Eichelberger (64)               Retired Sr. Vice President, Citizens            $4,200
Trustee                                  Federal Bank, Dayton, Ohio (1955 to 1997).
9438 Atchison Road
Dayton, Ohio  45458

James F. Zid (68)                        Retired Partner, Ernst & Young, LLP,            $4,200
Trustee                                  Columbus, Ohio (1968 to 1993).
6849 Grenadier Blvd.
Naples, Florida 34108


* Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of October 12, 2001, the officers and Trustees of the Fund as a group owned less than 1% of the then-outstanding shares of the Fund.

     As of October 12, 2001, Frank James, Trustee, Frank E. James Trust, P.O. Box 8, Alpha, Ohio 45301 owned of record 6.82% of the shares of the Fund and James Investment Research, Inc. Pension and Profit Sharing Plan, P.O. Box 8, Alpha, Ohio 45301 owned of record 5.23% of the shares of the Fund.


THE INVESTMENT ADVISER

     James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301 (the "Adviser") supervises the Fund's investments pursuant to a Management Agreement (the "Management Agreement") subject to the approval of the Board of Trustees. Francis E. James is the controlling shareholder of the Adviser. The Management Agreement is effective for an initial two-year term and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Management Agreement provides that it will terminate automatically in the event of its assignment.


     As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.74% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2001, the Fund paid to the Adviser advisory fees of $530,541. For the fiscal year ended June 30, 2000, the Fund accrued advisory fees of $703,102. In order to reduce the operating expenses of the Fund, the Adviser waived $23,973 of its fees, so that through June 30, 2000 the fee after waiver was 0.74% of the Fund's average daily net assets. For the fiscal year ended June 30, 1999, the Fund accrued advisory fees of $892,188. In order to reduce operating expenses of the Fund, the Adviser waived $108,490 of its fees, so that through June 30, 1999 the fee after waiver was 0.65% of the Fund's average daily net assets.


     The Fund is responsible for the payment of all operating expenses of the Fund, including brokerage fees and commissions; taxes or governmental fees; interest fees and expenses of the non-interested person trustees; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's shareholders; the cost of printing or preparing statements, reports or other documents to shareholders; expenses of shareholders' meetings and proxy solicitations; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto.

     The Adviser retains the right to use the names "Golden Rainbow", "James Advantage" or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "Golden Rainbow," and "James Advantage" or any variation thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRANSFER AGENT AND DISTRIBUTOR

     The Fund retains Integrated Fund Services, Inc., 221 East Fourth Street, Cincinnati, Ohio 45202 (the "Transfer Agent"), to serve as transfer agent, dividend paying agent and shareholder service agent. The Fund also retains the Transfer Agent to provide the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. For its services as administrator, the Transfer Agent receives a monthly fee at an annual rate of .10% of the Fund's average daily net assets up to $25 million; .075% of such assets from $25 million to $50 million; and .05% of such assets in excess of $50 million, subject to a minimum monthly fee of $1,000.

     The Fund retains IFS Fund Distributors, Inc., 221 East Fourth Street, Cincinnati, Ohio 45202 (the "Distributor"), to act as the exclusive agent for distribution of the Fund's shares. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Transfer Agent and the Distributor are subsidiaries of IFS Holdings, Inc. Tina
D. Hosking is an officer of both the Distributor and the Trust.


     For the fiscal year ended June 30, 2001, the aggregate commissions collected on sales of shares of the Fund were $4,445, of which the Distributor paid $2,432 to unaffiliated broker-dealers in the selling network, paid $0 to affiliated broker-dealers in the selling network and earned $2,013 from underwriting and broker commissions.


OTHER SERVICES


     The firm of Deloitte & Touche LLP, 1700 Courthouse Plaza N.E., Dayton, Ohio 45402, has been selected as independent auditors for the Trust for the fiscal year ending June 30, 2002. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian holds all cash and securities of the Fund (either in the Custodian's possession or in its favor through "book entry systems" authorized by the Trustee in accordance with the Investment Company Act of 1940), collects all income and effects all securities transactions on behalf of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     The Adviser makes investment decisions for the Fund independently from those of the other accounts the Adviser manages; investments of the type the Fund may make, however, may also be made by those other accounts. When the Fund and one or more other accounts the Adviser manages are prepared to invest in, or desire to dispose of, the same security, the Adviser will allocate available investments or opportunities for sales in a manner the Adviser believes to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. Orders placed for the Fund will not be combined ("blocked") with other orders.


     The Fund paid brokerage commissions of $107,545 for the fiscal year ended June 30, 2001, $126,817 for the fiscal year ended June 30, 2000, and $131,134 for the fiscal year ended June 30, 1999.


     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits Fund personnel to invest in securities for their own accounts. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SHARES OF THE FUND

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

     Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares are authorized for the Fund. Currently, the Fund is offering Class A shares only, but others may be offered in the future. The four classes of shares each represent an interest in the same portfolio of investments of the Fund and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distribution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (as described below). The net income attributable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution services fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class R Shares is expected to be substantially the same, but it may differ from time to time.

     For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in stockholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the stockholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing determination that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the conversion period after the end of the month in which the shares were issued.

     The contingent deferred sales load ("CDSL") will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be assessed on Class B or Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSL will be waived (i) on redemption of shares following the disability (as determined in writing by the Social Security Administration) or death of a stockholder and
(ii) on certain redemptions in connection with IRAs and other qualified retirement plans. In the case of an exchange, the length of time that the investor held the original Class B or Class C Shares is counted towards satisfaction of the period during which a deferred sales charge is imposed on the Class B or Class C for which the exchange was made.

LETTER OF INTENT. A shareholder may qualify for reduced sales charges by sending to the Fund (within ninety days after the first purchase desired to be included in the purchase program) the signed, non-binding Letter of Intent section on the application form. All investments in retail shares of the Fund count toward the indicated goal. It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by an escrow agent subject to the terms of the escrow. All dividends and capital gains distributions on the escrowed shares will be credited to the shareholder's account in shares. If the total purchases, less redemptions by the shareholder, his spouse, children and parents, equal the amount specified under this Letter, the shares held in escrow will be deposited to the shareholder's open account or delivered to the shareholder or to his or her order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the shareholder will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the shares held in escrow for the shareholder's account will be deposited to the shareholder's open account or delivered to the shareholder or to his or her order. If within 20 days after written request by the Distributor such difference in sales charge is not paid, the Distributor is hereby authorized to redeem an appropriate number of shares to realize such difference. The Distributor is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the shareholder.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day,

President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Calculation of Share Price and Public Offering Price" in the Prospectus.

     For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of the Fund, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. Trading of these securities may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the Fund's share price is not calculated. Therefore, the value of the portfolio of a fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     The calculation of the share price of the Fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund's share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

     While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

     Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

DISTRIBUTION PLANS

     With respect to the Fund, the Trust has adopted a Plan for each class of shares, pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plans"). Each Plan provides for payment of fees to the Distributor to finance any activity that is principally intended to result in the sale of the Fund's shares subject to the Plans. Such activities are described in the Prospectus. Pursuant to the Plans, the Distributor may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plans will result in the sale of a sufficient number of shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. The maximum amounts payable by the Fund under the Plans are described in the Prospectus.


     The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plans or any related agreement, approved the Plans, the Distribution Agreement, the Selling Agreements and the Service Agreements of the Fund by a vote cast in person at a meeting called for the purpose of voting on the Plans and such agreements and by the shareholders. Continuation of the Plans and the related agreements must be approved annually by the Trustees in the same manner, and the Plans or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of a class' outstanding shares. Any amendment increasing the maximum percentage payable under a Plan must be approved by a majority of the respective class' outstanding shares, and all other material amendments to a Plan or any related agreement must be approved by a majority of the Board of Trustees, including a majority of the independent Trustees.


     Various state and federal laws limit the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event these laws are deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services. State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to federal law and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.


     For the fiscal year ended June 30, 2001, the Fund incurred $179,237 under the Plan on behalf of the Class A shares of the Fund for advertising, printing and mailing of advertisements, and payments to broker-dealers and others for the sale or retention of Fund shares.


PERFORMANCE INFORMATION

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)^n = ERV

Where:    P = a hypothetical $1,000 initial investment
          T = average annual total return
          n = number of years
          ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Value Line Stock Index or a blend of stock and bond indices.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

     The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration.

     The Golden Rainbow Fund is the successor to another mutual fund referred to herein as the Predecessor Fund. The Predecessor Fund is the successor to the portfolio of two common trust funds managed by the Adviser. At the Predecessor Fund's commencement of operations, the assets from both common trust funds were transferred to the Predecessor Fund in exchange for Class A shares. The Adviser has represented that The Golden Rainbow Fund's and Predecessor Fund's investment objectives, policies and limitations are in all material respects identical to those of both common trust funds.


     The Golden Rainbow Fund's average annual total returns for the 1, 5 and 10 year periods ended June 30, 2001 were 0.27%, 7.72% and 9.04%, respectively. The quoted performance data includes the performance of the Predecessor Fund. The quoted performance data also includes the performance of the common trust funds for the periods before the Predecessor Fund's registration statement became effective, as adjusted to reflect the Predecessor Fund's estimated expenses as set forth in its original prospectus. The common trust funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust funds had been registered under the 1940 Act, the performance may have been adversely affected.


     The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

FINANCIAL STATEMENTS


     The financial statements and independent auditor's report required to be included herein are hereby incorporated by reference to the Annual Report of The James Advantage Funds for the year ended June 30, 2001.

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE JAMES SMALL CAP FUND
                          THE JAMES MARKET NEUTRAL FUND
                          THE JAMES LARGE CAP PLUS FUND


                                November 1, 2001


                                    Series of
                            The James Advantage Funds
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 1-800-995-2637


                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST......................................................2
DEFINITIONS,  POLICIES AND RISK CONSIDERATIONS................................2
INVESTMENT LIMITATIONS........................................................14
TRUSTEES AND OFFICERS.........................................................17
INVESTMENT ADVISER............................................................18
TRANSFER AGENT AND DISTRIBUTOR................................................20
OTHER SERVICES................................................................20
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................21
SHARES OF THE FUND............................................................22
DETERMINATION OF SHARE PRICE..................................................24
ADDITIONAL TAX INFORMATION....................................................25
DISTRIBUTION PLANS............................................................25
PERFORMANCE INFORMATION.......................................................26
FINANCIAL STATEMENTS..........................................................28


     This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The James Small Cap Fund, The James Large Cap Plus Fund and The James Market Neutral Fund dated November 1, 2001. A Prospectus can be obtained by writing the Transfer Agent at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, or by calling 888-99 JAMES (888-995-2637).

DESCRIPTION OF THE TRUST


     The James Small Cap Fund, The James Large Cap Plus Fund and The James Market Neutral Fund (collectively the "Funds") were organized as series of The James Advantage Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 29, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of Funds currently authorized by the Trustees. James Investment Research, Inc. serves as each Funds' investment adviser (the "Adviser").


     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders effected.

     Upon 60 days' prior written notice to shareholders, the Funds may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Funds, see "How to Purchase Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of the Funds' assets, see "Calculation of Share Price and Public Offering Price" in the Funds' Prospectus.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques it may use, as described in the Prospectus.

     A.   Equity Securities.

     The Funds may invest in common stock, in addition to which, the Funds may invest in preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's").

     B.   U.S. Government Obligations.

     The Funds may invest in U.S. Government obligations. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.

     C.   Repurchase Agreements.


     The Funds may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government ("U.S. Government obligations"). A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

     D.   Illiquid Securities.

     The portfolio of each Fund may contain up to 15% of its assets (valued at the purchase date) in illiquid securities. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under the Act. Where registration is required, the Funds may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Funds might obtain a less favorable price than the price it could have obtained when it decided to sell.

     E.   Loans of Securities.

     The Funds may make short and long term loans of its portfolio securities in order to realize additional income. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in responses to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Funds on a daily market-to-market basis in an amount at least equal to the value of the loaned securities. The Funds will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Adviser determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

     F.   Borrowing and Leverage; Reverse Repurchase Agreements.

     The Funds may borrow from banks, from time to time on a temporary basis, up to 5% of their respective total assets, and the Funds may pledge assets in connection with such borrowings. The Funds also may engage in reverse repurchase agreements in which the Funds sell a security to another party, such as a bank, broker-dealer or other financial institution, and simultaneously agrees to buy it back later at a higher price. While a reverse repurchase agreement is outstanding, a Fund generally will direct its custodian to segregate cash and appropriate liquid assets to cover its obligations under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. A Fund aggregates reverse repurchase agreements with its bank borrowings for purposes of limiting borrowings to 5% of its net assets. The borrowing of securities for short sales is excluded for purposes of this limitation.

     If the Funds make additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Funds' objectives would be to pursue investment opportunities with returns that exceed the cost of the borrowings. This leverage may exaggerate changes in a Fund's share value and the gains and losses on a Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

     G.   Foreign Securities

     The Funds may invest, without limitation, in foreign securities. Foreign fixed-income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies) and American depository receipts ("ADR's"). ADRs are certificates of ownership issued by a U.S. bank as a convenience to investors in lieu of the underlying shares which its holds in custody.

     There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     H.   Portfolio Turnover

     Neither The Small Cap Fund nor The Large Cap Plus Fund intends to purchase or sell securities for short term trading purposes. Each Fund may, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. The portfolio turnover rate is not expected to exceed 100% for The Small Cap Fund nor The Large Cap Plus Fund, or 300% for The Market Neutral Fund. The Market Neutral Fund's higher turnover rate will result in correspondingly greater brokerage commission expenses and may result in the realization of additional capital gains for tax purposes.

     I.   Investment Techniques Specific to The Market Neutral Fund

     The James Market Neutral Fund may utilize various other investment strategies as described below ("Hedging Transactions"). Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any techniques is a function of numerous variables including market conditions. The ability of the Fund to utilize these techniques successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     These techniques have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such techniques would result in losses greater than if they had not been used. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of such techniques would reduce net asset value, and possibility income, and such losses can be greater than if the techniques had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For example, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

     With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. While this type of arrangement allows the Fund greater flexibility to tailor an option to their needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

        If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase  and sell put options on  securities  including  U.S.
Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

     The Fund may enter into financial futures contracts, or purchase or sell put and call options on such futures, as a hedge against anticipated interest rate, currency or equity market changes, for duration management, and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss of an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currency convertible into such currency other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering to a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risk that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its competent transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Hedging Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS

     The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed- income instruments are linked.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Hedging Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the

United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its Custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restriction, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the Custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract that obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high-grade assets equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC-guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlement with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

                             INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental ("Fundamental"), that is, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Funds. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Funds means the lesser of (1) 67% or more of the outstanding shares of the Funds present at a meeting, if the holders of more than 50% of the outstanding shares of the Funds are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Funds. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude each Fund from entering into reverse repurchase transactions, provided that each Fund has an asset coverage of 300% for all borrowings and repurchase commitments of each Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Funds' engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Funds may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Funds will not purchase or sell commodities except as described in the Prospectus and Statement of Additional Information. This limitation does not preclude the Funds from acquiring commodities as a result of ownership of securities or other investments; from entering into options, futures, currency, swap, cap, floor, collar or similar transactions; from investing in securities or other instruments backed by commodities; or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. Each Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8. DIVERSIFICATION. The Small Cap Fund and the Market Neutral Fund will comply with the standards for diversification as required by the then-current Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder and interpretations of the Securities and Exchange Commission or its staff.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     With respect to each Fund's diversification, the current standards require that each Fund may not purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or each Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see "Investment Limitations" above).

     1. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. BORROWING. Each Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% its total assets are outstanding.

     3. MARGIN PURCHASES. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Funds will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     5. SHORT SALES. The James Small Cap Plus Fund and The James Large Cap Plus Fund will not effect short sales of securities.

     6. ILLIQUID SECURITIES. Each Fund will not invest more than 15% of its assets in securities that are restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities that cannot be disposed of within seven days in the ordinary course of business without taking a reduced price.


     7. 80% INVESTMENT POLICY. The James Small Cap Fund invests primarily in common stocks of small capitalization companies, defined by the Adviser as those companies with market capitalizations of $1.5 billion or less at the time of purchase. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in small capitalization stocks, as defined above. The James Large Cap Plus Fund invests primarily in common stocks of large capitalization companies, defined by the Adviser as those companies with market capitalizations of $2 billion or more at the time of purchase. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in large capitalization stocks, as defined above. Shareholders will be provided with at least 60 days' prior notice of any change in either of these policies. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder. The Adviser, subject to the approval of the Board of Trustees, may change its foregoing definitions of small and large capitalization companies. Shareholders will be notified of any such change.


                              TRUSTEES AND OFFICERS


     The Board of Trustees has overall responsibility for management of the Funds under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended June 30, 2001.

                                                                                         Compensation
Name, Age, Position                      Principal Occupation                            From
And Address                              During Past 5 Years                             The Trust
-----------                              -------------------                             ---------
Barry R. James, CFA * (44 )              Executive Vice President, James Investment      $0
President and Trustee of the Trust       Research, Inc. (1985 to Present).
P.O. Box 8
Alpha, Ohio  45301

Thomas L. Mangan (51)                    Vice president, James Investment Research,      $0
Vice President, Treasurer and            Inc. (1994 to Present).
Secretary of the Trust;
P.O. Box 8
Alpha, Ohio  45301

Anthony P. D'Angelo, Ph.D. (71)          Professor,  Graduate School of Logistics and    $4,200
Trustee                                  Acquisition Management, Air Force Institute
Dept. of the Air Force, Building 641     of  Technology,  Wright-Patterson  AFB, Ohio
2950 P Street                            (1983 to present).
Wright-Patterson AFB Ohio 45433

                                      -17-

Hazel L. Eichelberger (64)               Retired Sr. Vice President, Citizens            $4,200
Trustee                                  Federal Bank, Dayton, Ohio (1955 to 1997).
9438 Atchison Road
Dayton, Ohio  45458

James F. Zid (68)                        Retired Partner, Ernst & Young, LLP,            $4,200
Trustee                                  Columbus, Ohio (1968 to 1993).
6849 Grenadier Blvd.
Naples, Florida 34108


* Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of October 12, 2001, the officers and Trustees of the Fund as a group owned less than 1% of the then-outstanding shares of each Fund.

     As of October 12, 2001, the following persons owned more than 5% of the outstanding voting shares of The James Small Cap Fund: James Investment Research, Profit Sharing Retirement Account, P.O. Box 8, Alpha, Ohio 45301, owned of record 24.51%; Frank James, Trustee, P.O. Box 8, Alpha, Ohio 45301, owned beneficially 15.88%, and the Iris R. James Trust, ATTN: Diane Rose, P.O. Box 8, Alpha, Ohio 45301, owned beneficially 6.34%.

     As of October 12, 2001, the following persons owned more than 5% of the outstanding voting shares of The James Market Neutral Fund: James Investment Research, Inc., Pension and Profit Sharing Plan (the "JIR Pension Plan"), P.O. Box 8, Alpha, Ohio 45301, owned of record 18.64%; Frank James, Trustee, P.O. Box 8, Alpha, Ohio 45301, owned beneficially 11.34%; Capinco, P.O. Box 1787, Milwaukee, Wisconsin 53202, owned of record 9.58% and the Iris R. James Trust,
ATTN: Diane Rose, P.O. Box 8, Alpha, Ohio 45301, owned beneficially 5.38%.

     As of October 12, 2001, the following persons owned more than 5% of the outstanding voting shares of The James Large Cap Plus Fund: JIR Pension Plan, P.O. Box 8, Alpha, Ohio 45301, owned of record 26.46% and Frank James, Trustee, P.O. Box 8, Alpha, Ohio 45301, owned beneficially 6.11%. As of October 12, 2002, the James Investment Research, Inc., Pension and Profit Sharing Plan may be deemed to control The James Large Cap Plus Fund because it owns of record more than 25% of the Fund's outstanding shares. As a result, the James Investment Research, Inc., Pension and Profit Sharing Plan may have the ability to control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's Adviser.

     In addition, Frank James may be deemed to beneficially own the shares of each Fund owned by the James Investment Research Profit Sharing Retirement Account, JIR Pension Plan and the Iris R. James Trust. Therefore, Frank James may be deemed to control each Fund because the shares owned of record by Frank James, when combined with the shares owned of record by the James Investment Research, Profit Sharing Retirement Account, the JIR Pension Plan and the Iris
R. James Trust,
exceed 25% of each Fund's outstanding shares as of October 12, 2001. As a result, Frank James may have the ability to control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the management agreement with the Fund's Adviser.


                             THE INVESTMENT ADVISER

     James  Investment  Research,  Inc.,  P.O.  Box 8,  Alpha,  Ohio  45301 (the
"Adviser") supervises the Funds' investments pursuant to Management Agreements between the Adviser and the Trust on behalf of The Small Cap Fund, The Market Neutral Fund and The James Large Cap Plus Fund (collectively the "Management Agreements") subject to the approval of the Board of Trustees. Francis E. James is the controlling shareholder of the Adviser. The Management Agreements are effective for initial two-year term and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the applicable Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. Each Management Agreement provides that it will terminate automatically in the event of its assignment.


     As compensation for its management services, the Adviser is authorized to receive a fee computed and accrued daily and paid monthly (a) at an annual rate of 1.25% of the average daily net assets of The James Small Cap Fund and The James Large Cap Plus Fund and 1.70% of The James Market Neutral Fund minus (b) the fees and expenses of the non-interested person Trustees incurred by the applicable Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the fiscal year ended June 30, 2001, The James Small Cap Fund paid the Adviser advisory fees of $75,148, The James Market Neutral Fund paid the Adviser advisory fees of $142,453 and The James Large Cap Plus Fund paid the Adviser advisory fees of $71,397. For the fiscal year ended June 30, 2000, The James Small Cap Fund paid the Adviser advisory fees of $56,431 and The James Market Neutral Fund paid the Adviser advisory fees of $111,254. For the period from November 1, 1999 (commencement of operations) to June 30, 2000, The James Large Cap Plus Fund paid the Adviser advisory fees of $31,797. For the period from October 2, 1998 (the initial public offering of shares) to June 30, 1999, The James Small Cap Fund paid the Adviser advisory fees of $32,819 and The James Market Neutral Fund paid the Adviser advisory fees of $67,728.


     The Adviser retains the right to use the names "James Advantage," "James Small Cap Fund," "James Market Neutral Fund" or "James Large Cap Plus Fund" or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "James Advantage," "James Small Cap Fund," "James Market Neutral Fund" or "James Large Cap Plus Fund" or any variation thereof automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

                         TRANSFER AGENT AND DISTRIBUTOR

     The Funds retain Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 (the "Transfer Agent"), to serve as transfer agent, dividend paying agent and shareholder service agent. The Funds also retain the Transfer Agent to provide the Funds with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. For its services as administrator, the Transfer Agent receives a monthly fee at an annual rate of .10% of each Fund's average daily net assets up to $25 million; .075% of such assets from $25 million to $50 million; and .05% of such assets in excess of $50 million, subject to a minimum monthly fee of $1,000.

     The Funds retain IFS Fund Distributors, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 (the "Distributor"), to act as the exclusive agent for distribution of the Funds' shares. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Transfer Agent and the Distributor are subsidiaries of IFS Holdings, Inc. Tina
D. Hosking is an officer of both the Distributor and the Trust.


     For the fiscal period ended June 30, 2001, the aggregate commissions collected on sales of shares of The James Small Cap Fund were $8,407, of which the Distributor paid $7,470 to unaffiliated broker-dealers in the selling network and earned $936 from underwriting and broker commissions. For the fiscal period ended June 30, 2001, the aggregate commissions collected on sales of shares of The James Market Neutral Fund were $25,520, of which the Distributor paid $22,943 to unaffiliated broker-dealers in the selling network and earned $2,577 from underwriting and broker commissions. For the fiscal period ended June 30, 2001, the aggregate commissions collected on sales of shares of The James Large Cap Plus Fund were $12,108, of which the Distributor paid $10,790 to unaffiliated broker-dealers in the selling network and earned $1,317 from underwriting and broker commissions.

                                 OTHER SERVICES


     The firm of Deloitte & Touche LLP, 1700 Courthouse Plaza N.E., Dayton, Ohio 45402, has been selected as independent auditors for the Trust for the fiscal year ending June 30, 2002. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Funds' investments. The Custodian holds all cash and securities of the Funds (either in the Custodian's possession or in its favor through "book entry systems" authorized by the Trustee in accordance with the Investment Company Act of 1940), collects all income and effects all securities transactions on behalf of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Funds' portfolio decisions and the placing of the Funds' portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     Consistent with the Rules of Conduct of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of a Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Funds under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     The Adviser makes investment decisions for the Funds independently from those of the other accounts the Adviser manages; investments of the type the Funds may make, however, may also be made by those other accounts. When the Funds and one or more other accounts the Adviser manages are prepared to invest in, or desire to dispose of, the same security, the Adviser will allocate available investments or opportunities for sales in a manner the Adviser believes to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Fund. Orders placed for the Funds will not be combined ("blocked") with other orders.


     For the fiscal period ended June 30, 2001, The James Small Cap Fund, The James Market Neutral Fund and The James Large Cap Plus Fund paid brokerage commissions of $13,675, $56,966 and $15,010, respectively. For the fiscal period ended June 30, 2000, The James Small Cap Fund, The James Market Neutral Fund and The James Large Cap Plus Fund paid brokerage commissions of $25,369, $55,328 and $5,756, respectively. For the fiscal period ended June 30, 1999, The James Small Cap Fund and The James Market Neutral Fund paid brokerage commissions of $25,956 and $58,053, respectively.


     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits Fund personnel to invest in securities for their own accounts. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                               SHARES OF THE FUND

     The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Funds. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

     Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares are authorized for the Fund. Currently, the Funds are offering Class A shares only, but others may be offered in the future. The four classes of shares each represent an interest in the same respective portfolios of investments of the Funds and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distribution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Funds' Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (as described below). The net income attributable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution services fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class R Shares is expected to be substantially the same, but it may differ from time to time.

     For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in stockholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the stockholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing determination that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the conversion period after the end of the month in which the shares were issued.

     The contingent deferred sales load ("CDSL") will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be assessed on Class B or Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSL will be waived (i) on redemption of shares following the disability (as determined in writing by the Social Security Administration) or death of a stockholder and
(ii) on certain redemptions in connection with IRAs and other qualified retirement plans. In the case of an exchange, the length of time that the investor held the original Class B or Class C Shares is counted towards satisfaction of the period during which a deferred sales charge is imposed on the Class B or Class C for which the exchange was made.

LETTER OF INTENT. A shareholder may qualify for reduced sales charges by sending to the respective Funds (within 90 days after the first purchase desired to be included in the purchase program) the signed, non-binding Letter of Intent section on the application form. All investments in retail shares of the respective Funds count toward the indicated goal. It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by an escrow agent subject to the terms of the escrow. All dividends and capital gains distributions on the escrowed shares will be credited to the shareholder's account in shares. If the total purchases, less redemptions by the shareholder, his spouse, children and parents, equal the amount specified under this Letter, the shares held in escrow will be deposited to the shareholder's open account or delivered to the shareholder or to his or her order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the shareholder will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the shares held in escrow for the shareholder's account will be deposited to the shareholder's open account or delivered to the shareholder or to his or her order. If within 20 days after written request by the Distributor such difference in sales charge is not paid, the Distributor is hereby authorized to redeem an appropriate number of shares to realize such difference. The Distributor is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the shareholder.

                          DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Funds is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day,
President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Calculation of Share Price and Public Offering Price" in the Prospectus.

     For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of the Funds, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. Trading of these securities may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the Funds' share price is not calculated. Therefore, the value of the portfolio of a fund holding foreign securities may be significantly affected on days when shares of the Funds may not be purchased or redeemed.

     The calculation of the share price of the Funds holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Funds' share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. The Funds have qualified and intend to continue to qualify as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

     While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remains qualified under Subchapter M, they will not be subject to federal income tax to the extent they distributes their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Funds to the extent they do not distribute at least 98% of their ordinary taxable income for a calendar year, plus 98% of their capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Funds intend to distribute their taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

     Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.


     As of June 30, 2001, The James Small Cap Fund, The James Market Neutral Fund and The James Large Cap Plus Fund have capital loss carryforwards for federal income tax purposes of $532,288, $603,745 and $114,804 respectively, which expire in the year 2008. The James Large Cap Plus Fund also has capital loss carryforwards for federal income tax purposes of $312,902 which expire in the year 2009. In addition, during the period from November 1, 2000 through June 30, 2001, The James Large Cap Plus Fund had net realized capital losses of $2,246,999 which are treated for federal income tax purposes as arising during the Fund's tax year ending June 30, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.


                               DISTRIBUTION PLANS

     With respect to each Fund, the Trust has adopted a Plan for each class of shares, pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plans"). Each Plan provides for payment of fees to the Distributor to finance any activity that is principally intended to result in the sale of the Funds' shares subject to the Plans. Such activities are described in the Prospectus. Pursuant to the Plans, the Distributor may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plans will result in the sale of a sufficient number of shares so as to allow the Funds to achieve economic viability. It is also anticipated that an increase in the size of the Funds will facilitate more efficient portfolio management and assist the Funds in seeking to achieve its investment objective. The maximum amounts payable by the Funds under the Plans are described in the Prospectus.


     The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plans or any related agreement, approved the Plans, the Distribution Agreement, the Selling Agreements and the Service Agreements of the respective Funds by a vote cast in person at a meeting called for the purpose of voting on the Plans and such agreements and by the shareholders on August 20, 1998 for the Small Cap Fund and the Market Neutral Fund, and on August 24, 1999 for the Large Cap Plus Fund. Continuation of the Plans and the related agreements must be approved annually by the Trustees in the same manner, and the Plans or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of a class' outstanding shares. Any amendment increasing the maximum percentage payable under a Plan must be approved by a majority of the respective class' outstanding shares, and all other material amendments to a Plan or any related agreement must be approved by a majority of the Board of Trustees, including a majority of the independent Trustees.


     Various state and federal laws limit the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event these laws are deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services. State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to federal law and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.


     For the fiscal period ended June 30, 2001, The James Small Cap Fund, The James Market Neutral Fund and The James Large Cap Plus Fund incurred $15,684, $21,431 and $14,933, respectively, under the Plans on behalf of the Class A shares of each Fund for advertising, printing and mailing of advertisements, and payments to broker-dealers and others for the sale or retention of Fund shares.


                             PERFORMANCE INFORMATION

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)^n = ERV

Where:    P = a hypothetical $1,000 initial investment
          T = average annual total return
          n = number of years
          ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     Each Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.


     The James Small Cap Fund's average annual total returns, as of June 30, 2001, for 1 year and since its inception on October 2, 1998, were -2.04% and 1.44% respectively. The James Market Neutral Fund's average annual total returns, as of June 30, 2001, for 1 year and since its inception on October 2, 1998, were 0.65% and 0.55% respectively. The James Large Cap Fund's average annual total returns, as of June 30, 2001, for 1 year and since its inception on November 1, 1999 were -47.17% and -17.86% respectively.


     The Funds' investment performance will vary depending upon market conditions, the composition of the Funds' respective portfolios and operating expenses of the Funds. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Funds' performance to those of other investment companies or investment vehicles. The risks associated with the Funds' investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Funds or considered to be representative of the stock market in general. The Funds may use the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Value Line Stock Index, the Russell 2000 Index, the 90-Day T-Bill Index, or a blend of stock and bond indices.

     In addition, the performance of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Funds. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

     The Funds may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration.

     The advertised performance data of each Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in each Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

                              FINANCIAL STATEMENTS


     The financial statements and independent auditors report required to be included herein are hereby incorporated by reference to the Annual Report of the James Advantage Funds for the year ended June 30, 2001.

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits:
          ---------

          a.   Declaration of Trust*

          b.   Bylaws*

          c.   Not Applicable

          d.   (i)    Investment Advisory Agreement for The Golden Rainbow Fund*

               (ii)   Investment  Advisory  Agreement  for The  James  Small Cap
                      Fund*

               (iii) Investment Advisory Agreement for The James Market Neutral Fund*

               (iv) Investment Advisory Agreement for The James Large Cap Plus Fund*

          e. Underwriting Agreement between The James Advantage Funds and IFS Fund Distributors*

          f.   Not Applicable

          g.   Custodian Agreement with Firstar Bank, N.A.*

          h.   Administration, Accounting and Transfer Agency Agreement*

          i.   Opinion of Counsel*

               (i)    Consent to Incorporate by Reference and to Use

          j.   Consent of Accountant

          k.   Not Applicable

          l.   Agreement Relating to Initial Capital*

          m.   (i)    Plans  of  Distribution  Pursuant  to Rule  12b-1  for The
                      Golden Rainbow Fund*

               (ii) Plans of Distribution Pursuant to Rule 12b-1 for The James Small Cap Fund*

               (iii) Plans of Distribution Pursuant to Rule 12b-1 for The James Market Neutral Fund*

               (iv) Plans of Distribution Pursuant to Rule 12b-1 for The James Large Cap Plus Fund*

          n.   Not Applicable

          o. Rule 18f-3 Plan Adopted With Respect to the Multiple Class Distribution System*

          p.   (i)    Code of  Ethics  of The  James  Advantage  Fund and  James
                      Investment Research, Inc.*

               (ii)   Code of Ethics of IFS Fund Distributors, Inc.*

* Previously filed as Exhibit to Registration Statement on Form N-1A.


Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          As of October 12, 2001, James Investment Research, Inc., The James Small Cap Fund, The James Market Neutral Fund and The James Large Cap Plus Fund (the "Funds") may be deemed to be under the common control of Frank James as a result of his beneficial ownership of those entities. Information regarding Frank James's beneficial ownership is disclosed in the Funds' Statement of Additional Information.

Item 25.  Indemnification.
          ----------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and trustees as follows:

               SECTION 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               SECTION 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

               SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trust may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

          James Investment Research, Inc. is a registered investment advisor providing general investment advisory services to the series of The James Advantage Funds: The Golden Rainbow Fund, The James Small Cap Fund, The James Market Neutral Fund and The James Large Cap Plus Fund. James Investment Research, Inc. also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301.


          (1)  Francis E. James, Jr. - President of James  Investment  Research,
               Inc.

          (2) Barry R. James - Executive Vice President of James Investment Research, Inc.

               (a)  President and Trustee of The James Advantage Funds.

          (3) Ann Marie Shaw - Senior Vice President of James Investment Research, Inc.

          (4) Thomas L. Mangan - Vice President and Compliance Officer of James Investment Research, Inc.

               (a)  Vice  President,   Treasurer  and  Secretary  of  The  James
                    Advantage Funds.

          (5)  Suzanne Smith - Treasurer of James Investment Research, Inc.

          (6)  Iris Rae James - Secretary of James Investment Research, Inc.

          (7)  Jerome G. Peppers - Director of James Investment Research, Inc.

          (8)  Robert G. Hawkins - Director of James Investment Research, Inc.

Item 27.  Principal Underwriter
          ---------------------

          (a) IFS Fund Distributors, Inc. (the "Distributor") also acts as principal underwriter for other open-end investment companies:
               The Appleton Funds, Brundage, Story and Rose Investment Trust, The Bjurman Funds, The Gannett Welsh & Kotler Funds, The Westport Funds, The Caldwell & Orkin Funds, Inc. and the Lake Shore Family of Funds.

          (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                                        Position                      Position
                                        with                          with
               Name                     Distributor                   Registrant
               ----                     -----------                   ----------

               William F. Ledwin        Director                      None

               Jill T. McGruder         Director                      None

               Scott A. Englehart       President                     None

               Maryellen Peretzky       Senior Vice President/        None
                                        Chief Administrative
                                        Officer/Secretary

               Terrie A. Wiedenheft     Senior Vice President/        None
                                        Chief Financial Officer/
                                        Treasurer

               Roy E. Rogers            Vice President,
                                        Client Relations              None

               Jeffrey G. Rutowski      Vice President,               None
                                        Transfer Agent
                                        Services

               Tina D. Hosking          Vice President/Associate      Assistant
                                        General Counsel               Secretary

          (c)  Inapplicable

Item 28.  Locations of Accounts and Records
          ---------------------------------

          The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office at 221 East Fourth Street, Cincinnati, Ohio 45202. Certain records, including records relating to the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's investment advisors and custodians.

Item 29.  Management Services
          -------------------

          Not Applicable

Item 30.  Undertakings
          ------------

          Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and the State of Ohio on the 1st day of November, 2001.

                                        THE JAMES ADVANTAGE FUNDS

                                        By: /s/ Tina D. Hosking
                                            ----------------------
                                            Tina D. Hosking,
                                            Attorney-in-Fact

     The term "The James Advantage Funds" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 29, 1997, as amended, a copy of which is on file with the Secretary of State of The State of Ohio. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                           Title                       Date


 /s/ Barry R. James                 Trustee and President       November 1, 2001
------------------------            (principal executive
Barry R. James                      officer)

 /s/ Thomas L. Mangan               Treasurer                   November 1, 2001
------------------------            (principal financial and
Thomas L. Mangan                    accounting officer)

Anthony P. D'Angelo*                Trustee

Hazel L. Eichelberger*              Trustee

James F. Zid*                       Trustee

*By: /s/ Tina D. Hosking
     -------------------
     Tina D. Hosking
     Attorney-in-Fact
     November 1, 2001

                                INDEX TO EXHIBITS

Exhibit
Number    Description of Exhibit
-------   ----------------------
a.        Declaration of Trust*

b.        Bylaws*

c.        Not Applicable

d.  (i)   Investment Advisory Agreement for The Golden Rainbow Fund*

    (ii)  Investment Advisory Agreement for The James Small Cap Fund*

    (iii) Investment Advisory Agreement for The James Market Neutral Fund*

    (iv)  Investment Advisory Agreement for The James Large Cap Plus Fund*

e. Underwriting Agreement between The James Advantage Funds and IFS Fund Distributors *

f.        Not Applicable

g.        Custodian Agreement with Firstar Bank, N.A.*

h.        Administration, Accounting and Transfer Agency Agreement*

i.        Opinion of Counsel*

    (i)   Consent to Incorporate by Reference and to Use

j.        Consent of Accountant

k.        Not Applicable

l.        Agreement Relating to Initial Capital*

m.  (i)   Plans of  Distribution  Pursuant to Rule 12b-1 for The Golden  Rainbow
          Fund*

    (ii) Plans of Distribution Pursuant to Rule 12b-1 for The James Small Cap Fund*

    (iii) Plans of Distribution Pursuant to Rule 12b-1 for The James Market Neutral Fund*

    (iv) Plans of Distribution Pursuant to Rule 12b-1 for The James Large Cap Plus Fund*

n.        Not Applicable

o.        Rule  18f-3  Plan  Adopted   With   Respect  to  the  Multiple   Class
          Distribution System*

p.  (i)   Code of  Ethics  of The  James  Advantage  Fund and  James  Investment
          Research, Inc.*

    (ii)  Code of Ethics of IFS Fund Distributors, Inc.*

*   Previously filed as Exhibit to Registration Statement on Form N-1A